SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
RULE 14C-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

☐	Definitive Information Statement

ROCKY MOUNTAIN FUDGE COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

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Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ROCKY MOUNTAIN FUDGE COMPANY, INC.
4596 Russell Street, Salt Lake City, Utah 84117
(801) 230-1807

October __, 2008

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, $.001 par value (the "Common Stock"), of ROCKY MOUNTAIN FUDGE COMPANY, INC. (the "Company"). We are sending you this Information Statement to inform you that on September 29, 2008, the Board of Directors of the Company unanimously adopted a resolution seeking stockholder approval to approve the following actions:

To ratify all past actions taken by the Company's Board of Directors (the “Board”), in particular those actions that were taken from April 16, 2007 through September 29, 2008, during which period only one director served on the Board, to obtain the written consent of a sufficient number of the Company’s stockholders to consent to the foregoing action as provided by Section 78.320 of the Nevada Revised Statute, and to prepare and file with the Securities and Exchange Commission all requisite filings related to the foregoing actions.

Thereafter, on September 29, 2008, pursuant to the Bylaws of the Company and applicable Nevada law, a certain stockholder of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 1,200,000 shares of Common Stock, representing approximately 53.38% of the total issued and outstanding Common Stock, adopted resolutions to ratify the past actions of the Company that were previously approved by the Company's Board of Directors and the holders of a majority of the Company's issued and outstanding shares. These actions include the amendments to the Company’s Articles of Incorporation, as described in the Company’s Definitive 14-C filed with the Securities and Exchange Commission on December 26, 2007, and the further amendment of the Company’s Amended and Restated Articles of Incorporation as described in the Companies Definitive 14-C filed with the Securities and Exchange Commission on April 21, 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND YOUR ARE NOT REQUESTED TO SEND US A PROXY

The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by shareholders holding a majority in interest of all the issued and outstanding shares of our Common Stock. The resolutions will not become effective before the date which is 20 days after this Information Statement was first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by the Board of Directors and a majority of the stockholders of the Company.

This Information Statement is being mailed on or about October __, 2008 to stockholders of record on October __, 2008 (the "Record Date").

/s/ Steven D. Moulton Steven D. Moulton, President

ROCKY MOUNTAIN FUDGE COMPANY, INC.
4596 Russell Street, Salt Lake City, Utah 84117
(801) 230-1807

October __, 2008

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and applicable Nevada law.
Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $1,000.00, will be paid by the Company.

APPROXIMATE DATE OF MAILING: October __, 2008.

DISSENTERS' RIGHTS

No additional action will be undertaken by the Company with respect to the receipt of written consents. No dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under applicable Nevada law are afforded to the Company's stockholders as a result of the adoption of these resolutions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed adoption of these Amended and Restated Articles of Incorporation that is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.

The securities that would have been entitled to vote if a meeting was required to have been held regarding the aforementioned Board actions, including the ratification of the aforementioned amendments to our Articles of Incorporation, consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on October __, 2008, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Articles of Incorporation, was 2,250,000.

Security Ownership of Principal Holders and Management.

The following table sets forth certain information as of October __, 2008, regarding current beneficial ownership of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares owned.

Name	Positions Held	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Steven D. Moulton (2)*	President, Secretary, Treasurer, Director, Stockholder	1,200,000	53.3%

Vallerie Moulton (2)	Stockholder	400,000	17.8%

Ronald Moulton (2)	Stockholder	200,000	8.9%

Claudia Moulton (3)	Secretary, Treasurer, Director	0	0.0%

Jacob Colby (4)	Vice President, Director	0	0.0%

* Steven D. Moulton is our President and a Director and, of all our executive officers, is the only shareholder. Accordingly, all of our executive officers and directors as a group (3 persons) own 53.3%.

(1) Based upon 2,250,000 shares of common stock outstanding on October __, 2008.
(2) Ronald Moulton and Vallerie Moulton are married and are the parents of Steven D. Moulton.
(3) Ms. Moulton is the wife of our President, Steven D. Moulton.
(4) Mr. Colby is the son of our Secretary/Treasurer, Claudia Moulton, and the stepson of our President, Steven D. Moulton.

AMENDMENTS TO THE ARTICLES OF INCORPORATION
AND VOTE REQUIRED FOR APPROVAL

Nevada Law.

The actions of the Board, including the ratification of all past actions, which actions include the amendments to the Company’s Articles of Incorporation as described in the Company’s Definitive 14-C filed with the Securities and Exchange Commission on December 26, 2007 and the further amendment of the Company’s Amended and Restated Articles of Incorporation as described in the Companies Definitive 14-C filed with the Securities and Exchange Commission on April 21, 2008, were unanimously adopted by our Board of Directors and stockholders holding the majority of our issued and outstanding common stock. Section 78.385 of the Nevada Revised Statutes states that every amendment to the Articles of Incorporation of a corporation shall first be adopted by resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Sections 78.315 and 78.320 of the Nevada Revised Statutes, respectively, provides that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action by written consent, without a formal meeting of stockholders

On September 29, 2008 the stockholder of fifty-three and three tenths percent (53.3%) of our issued and outstanding common stock agreed through a written consent to approve the actions outlined above. As the consent to adopt these actions was provided by a shareholder holding a majority of our Company’s voting shares, no additional votes are required or necessary to consent to the Board’s actions and none are being solicited hereunder. See the caption "Voting Securities and Principal Holders Thereof" herein.

NOTICE

THE MAJORITY STOCKHOLDER OF OUR COMPANY THAT CONSENTED TO THE ACTIONS DECRIBED HEREIN OWNS IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO CONSENT TO THESE ACTIONS UNDER NEVADA LAW, AND HAS DONE SO. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

October __, 2008

Steven D. Moulton, President and Director